Exhibit 99.1

ARES CAPITAL CORPORATION ANNOUNCES ESTIMATED KEY PERFORMANCE RESULTS FOR QUARTER ENDED SEPTEMBER 30, 2009

New York, NY—October 26, 2009—Ares Capital Corporation (NASDAQ: ARCC) announced today that it estimates for the quarter ended September 30, 2009 it will report basic and Core Earnings per Share (“EPS”) in the range of $0.35 and $0.36 (1), excluding $0.02 in non-recurring deal expenses related to its acquisition of Allied Capital Corporation and $0.02 in dilution from the Company’s August 2009 follow-on equity offering.  Ares Capital also estimates that it will report net asset value per share as of September 30, 2009 in the range of $11.05 to $11.16, including approximately $0.35 per share dilution from the Company’s August 2009 follow-on equity offering.  Excluding such dilution, third quarter net asset value per share is estimated to have increased in a range of $11.40 to $11.51.

Ares Capital also estimates that its loans on non-accrual declined from 6.2% of the portfolio at cost and 2.1% at fair value as of June 30, 2009 to 5.3% at cost and 1.7% at fair value as of September 30, 2009. There were no new loans placed on non-accrual as of September 30, 2009.

The above estimates are based on management’s determination and have not yet been approved by the Company’s Board of Directors.

The information furnished above is based on management’s preliminary determinations only and, as a result, the Company’s reported information when it files its Quarterly Report on Form 10-Q for the three month period ended September 30, 2009 may differ, and any such differences may be material.  In addition, the information furnished above does not include all of the information regarding the Company’s financial condition and results of operations for the three month period ended September 30, 2009 that may be important to readers.  As a result, readers are cautioned not to place undue reliance on the information furnished in the press release and should view this information in the context of the Company’s full third quarter results when such results are disclosed by the Company in its Quarterly Report on Form 10-Q for the three and nine month period ended September 30, 2009.  The information furnished in this press release is based on current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such information.

(1) Estimated basic and diluted Core EPS is a non-GAAP financial measure. Estimated core EPS is the net per share increase in stockholders’ equity resulting from operations less realized and unrealized gains and losses, any incentive management fees attributable to such realized gains and losses and any income taxes related to such realized gains. Ares Capital believes that Core EPS provides useful information to investors regarding financial performance because it is one method Ares Capital uses to measure its financial condition and results of operations. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Reconciliation of basic and diluted Core EPS to the most directly comparable GAAP financial measure is set forth in Schedule I hereto.

EARNINGS CONFERENCE CALL INFORMATION

Ares Capital will hold a conference call to discuss its third quarter earnings for the period ended September 30, 2009 on November 5, 2009 at 11:00 am EDT.  A third quarter earnings release and presentation will be posted on the home page of the Investor Resources section of our website on November 5, 2009.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

This Communication is being made in respect of the proposed business combination involving Ares Capital and Allied Capital.  In connection with the proposed transaction, Ares Capital plans to file with the SEC a Registration Statement on Form N-14 that includes a proxy statement of Allied Capital that also constitutes a prospectus of Ares Capital.  The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of Allied Capital.  INVESTORS AND SECURITY HOLDERS OF ARES CAPITAL AND ALLIED CAPITAL ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Registration Statement and Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Ares Capital and Allied Capital through the web site maintained by the SEC at www.sec.gov.  Free copies of the Registration Statement and Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained on Ares Capital Corporation’s website at www.arescapitalcorp.com.

PROXY SOLICITATION

Ares Capital, Allied Capital and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Ares Capital and Allied Capital stockholders in favor of the acquisition.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Ares Capital and Allied Capital stockholders in connection with the proposed acquisition will be set forth in the proxy statement/prospectus when it is filed with the SEC.  You can find information about Ares Capital’s executive officers and directors in its definitive proxy statement filed with the SEC on March 9, 2009.  You can find information about Allied Capital’s executive officers and directors in its definitive proxy statement filed with the SEC on April 1, 2009.  You can obtain free copies of these documents from Ares Capital and Allied Capital in the manner set forth above.

ABOUT ARES CAPITAL CORPORATION

Ares Capital Corporation is a specialty finance company that provides integrated debt and equity financing solutions to U.S. middle market companies.  Ares Capital Corporation invests primarily in first- and second-lien loans and mezzanine debt, which in some cases includes an equity component.  To a lesser extent, Ares Capital Corporation also makes equity investments.  Ares Capital Corporation is externally managed by Ares Capital Management LLC, an affiliate of Ares Management LLC, an SEC registered investment advisor and alternative asset investment management firm with approximately $30.0 billion of committed capital under management as of September 30, 2009.  Ares Capital Corporation is a closed-end, non-diversified management investment company that has elected to be regulated as a Business Development Company under the Investment Company Act of 1940.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results and condition may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Ares Capital Corporation’s filings with the Securities and Exchange Commission. Ares Capital Corporation undertakes no duty to update any forward-looking statements made herein.

AVAILABLE INFORMATION

Ares Capital Corporation’s filings with the Securities and Exchange Commission, press releases, earnings releases and other financial information are available on its website at www.arescapitalcorp.com.

CONTACTS

Carl G. Drake, CFA

Ares Capital Corporation

(212) 750-7300

Schedule I

Reconciliation of estimated basic and diluted Core EPS to estimated basic and diluted GAAP EPS

	For the Three Month Period Ended September 30, 2009
Range of estimated basic and diluted Core EPS(2) excluding non-recurring deal expenses related to the Allied Capital acquisition and dilution from the August 2009 equity follow-on offering	$0.35	-	0.36
Non-recurring deal expenses related to the Allied Capital acquisition	(0.02)	-	(0.02)
Dilution from the August 2009 equity follow-on offering	(0.02)	-	(0.02)
Range of estimated net realized and unrealized gains	0.20	-	0.30
Range of estimated incentive fees attributed to realized gains	0.00	-	0.00
Range of estimated income tax expense related to realized gains	0.00	-	0.00
Range of estimated basic and diluted GAAP EPS	$0.51	-	0.62

(2)Estimated basic and diluted Core EPS is a non-GAAP financial measure. Estimated Core EPS is the net per share increase in stockholders’ equity resulting from operations less realized and unrealized gains and losses, any incentive management fees attributable to such realized gains and losses and any income taxes related to such realized gains. Ares Capital believes that Core EPS provides useful information to investors regarding financial performance because it is one method Ares Capital uses to measure its financial condition and results of operations. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.